Exhibit 99.1

Support.com Reports Fourth Quarter and Year-End 2009 Financial Results

Revenue and Gross Margin Top Expectations

REDWOOD CITY, CA — (Marketwire) – 2/10/2010 — Support.com® (NASDAQ: SPRT), a leading provider of online care for the digital home, today reported unaudited financial results for its fourth quarter and fiscal year ended December 31, 2009.

Q4 and 2009 Financial Summary

For the fourth quarter of 2009, total revenue was $5.8 million including $0.5 million from the acquisition of Sammsoft, compared to $3.1 million in the fourth quarter of 2008 and $4.6 million in the third quarter of 2009.

On a GAAP basis, net loss from continuing operations for the fourth quarter of 2009 was $3.4 million, or $(0.07) per share, compared to $9.2 million, or $(0.20) per share, in the fourth quarter of 2008, and $5.5 million, or $(0.12) per share, in the third quarter of 2009.

Non-GAAP net loss from continuing operations for the fourth quarter of 2009 was $3.3 million, or $(0.07) per share, compared to $7.1 million, or $(0.15) per share, in the fourth quarter of 2008, and $4.2 million, or $(0.09) per share, in the third quarter of 2009.

Total revenue for 2009 was $17.5 million, an increase of 157% from $6.8 million in 2008. On a GAAP basis, net loss from continuing operations for 2009 was $21.6 million, or $(0.47) per share, compared to $31.7 million, or $(0.69) per share, in 2008. Non-GAAP net loss from continuing operations for 2009 was $21.2 million, or $(0.46) per share, compared to $27.1 million, or $(0.59) per share, in 2008.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, acquisition expense and the income tax impact of the disposition of a business unit on continuing operations. These items impacted results from continuing operations by $0.1 million in the fourth quarter of 2009, $2.1 million in the fourth quarter of 2008, and $1.2 million in the third quarter of 2009. On an annual basis, these items impacted results from continuing operations by $0.4 million in 2009 and $4.6 million in 2008. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“We had a strong fourth quarter, with continued revenue and gross margin growth and decreased operating cash usage,” said Josh Pickus, President and Chief Executive Officer. “We also expanded our offerings to include consumer software products, added AOL as our first partner in the internet service provider channel, and continued our technology leadership with the introduction of full support and optimization for the Windows 7 platform. We are aggressively hiring personal technology experts to support partner demand in 2010.”

Recent Highlights

•	Consumer Services Revenue Grows 17% Sequentially from Q3 to Q4

•	Gross Margin on Consumer Services Increases to 24% from 15% in Q3

•	Operating Cash Usage Decreases to $3.6 million from $5.6 million in Q3

•	Selected by AOL as Technology Services Partner

•	Acquired Sammsoft, a Provider of Consumer Software Products

•	Launched Advance Registry Optimizer 2010; Awarded 4.5 Star CNET Review

•	Introduced Full Support and Optimization for the Windows 7 Platform

•	Michael Linton, Former Chief Marketing Officer of eBay and Best Buy, Joins Board of Directors

Balance Sheet Information

At December 31, 2009 cash, cash equivalents and investments, including a put option relating to auction rate securities, were $84.8 million compared to $96.9 million at September 30, 2009. During the quarter, the Company acquired Sammsoft for $8.5 million in cash.

Treatment of Continuing and Discontinued Operations

On June 23, 2009, the Company completed the sale of its Enterprise business to Consona Corporation. As a result of this transaction, all revenue and direct expenses associated with the Enterprise business have been reflected as discontinued operations in a single line on the condensed statement of operations. Results from discontinued operations include the write-down of certain balances, including goodwill, related to the assets sold to Consona, as well as other transaction related expenses. Results from continuing operations include all revenue and direct expenses associated with the Consumer business, as well as all Company general and administrative expense and ongoing facility expense, which were previously allocated to the Enterprise and Consumer businesses. Results from prior periods have been reclassified to conform to the current financial presentation.

Conference Call

Support.com will host a conference call discussing the Company’s fourth quarter and year-end 2009 results on Wednesday, February 10, 2010 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com’s website at http://corp.support.com/webcastsevents. The live call may be accessed by dialing (888) 811-5448 (domestic) or (913) 312-0943 (international) and referencing passcode 908-5451. A replay of the call can also be accessed by dialing (888) 203-1112 (domestic) or (719) 457-0820 (international), and referencing passcode: 908-5451.

About Support.com

Support.com, Inc. (NASDAQ:SPRT—News) provides Instant Technology Relief® to consumers and microbusinesses. Support.com is a services and software company that is changing the way people manage their technology. Support.com’s North American Personal Technology Experts can provide quick, cost-effective and satisfying technology support over the Internet and the phone using Support.com’s advanced technology platform. Support.com also provides consumer software for the do-it-yourself customer through its recently acquired Sammsoft brand. Support.com, the SupportMan Logo, Sammsoft, and Advanced Registry Optimizer are trademarks or registered trademarks of Support.com, Inc. or its affiliates in the US and other countries. Other names may be trademarks of their respective owners. For more information visit www.support.com.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are “forward-looking statements” and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, income (loss), earnings (loss) per share, capital expenditures, dividends, capital structure, or other financial items); the plans and objectives of management for future operations, products or services; and future performance in economic terms, products or services, or other any other measures. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to maintain and grow revenue through new channels and direct-to-consumer, our ability to scale our workforce, our ability to control expenses and achieve profitability, and our ability to successfully integrate acquired products and services. These and other risks are detailed in Support.com’s reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, acquisition expense and the income tax impact of the disposition of business units on continuing operations from its GAAP results in order to determine the non-GAAP financial measure of net income (loss) per share referenced in this document. We believe that the non-GAAP measure, when viewed in addition to and not in lieu of our reported GAAP results, assists investors in understanding our results of operations.

A. Stock-based compensation. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business. Stock compensation expense was $0.7 million in the fourth quarter of 2009, compared to $0.9 million in the fourth quarter of 2008 and $0.8 million in the third quarter of 2009. Stock-based compensation expense for 2009 was $2.9 million, compared to $3.3 million for 2008.

B. Amortization of intangible assets. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. The Company also excludes such charges as they represent non-cash expenses. Amortization expense was $52,000 in the fourth quarter of 2009, compared to $42,000 in the fourth quarter of 2008 and $42,000 in the third quarter of 2009. Amortization expense was $177,000 in 2009, compared to $112,000 in 2008.

C. Restructuring and impairment charges. The Company does not undertake significant restructurings on a predictable basis and, as result, excludes associated charges in order to enable better and more consistent evaluation of the Company’s operating expenses before and after such actions are taken. Restructuring and impairment expense was zero in the fourth quarter of 2009, compared to $1.2 million in the fourth quarter of 2008 and $1.3 million in the third quarter of 2009. Restructuring and impairment expense for 2009 was $1.7 million, compared to $1.2 million for 2008.

D. Acquisition expense. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition expense such as legal fees and banker or advisor fees, when evaluating ongoing operating performance. Acquisition expense was $0.5 million in the fourth quarter of 2009, compared to zero in the fourth quarter of 2008 and zero in the third quarter of 2009. Acquisition expense for 2009 was $0.5 million, compared to zero for 2008.

E. Income tax impact of disposition of business units. The Company excludes the income tax impact of the disposition of business units when evaluating the performance of its continuing operations, because this tax impact is not a result of the Company’s continuing operations. The income tax benefit related to the disposal of business units was $1.2 million in the fourth quarter of 2009, compared to zero in the fourth quarter of 2008 and $0.9 million in the third quarter of 2009. Tax benefit for 2009 was $5.0 million, compared to zero for 2008.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such charges and expenses will not be incurred in subsequent periods.

Contact Information:

Investor Contact

Carolyn Bass and Daniel Wood

Market Street Partners

(415) 445-3235

sprt@marketstreetpartners.com

Media Contact

Catherine Muriel

Support.com

(650) 556-8972

catherine.muriel@support.com

SUPPORT.COM

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended			Year Ended December 31,
	December 31, 2009(1)	September 30, 2009(1)	December 31, 2008(2)	2009(1)	2008(2)
Revenues:
Services	$5,302	$4,542	$3,050	$16,770	$6,468
Software and Other	546	57	57	725	343

Total revenues	5,848	4,599	3,107	17,495	6,811

Costs of revenue:
Cost of services	4,043	3,856	4,027	16,424	10,126
Cost of software and other	59	—	—	59	—

Total cost of revenue	4,102	3,856	4,027	16,483	10,126

Gross profit (loss)	1,746	743	(920)	1,012	(3,315)
Operating expenses:
Research and development	1,051	1,173	1,496	5,131	6,455
Sales and marketing	1,950	1,450	1,729	6,805	7,624
General and administrative	2,249	2,466	3,105	10,668	12,244
Amortization of intangible assets	52	42	42	177	112
Acquisition expenses	542	—	—	542	—
Restructuring and impairment	—	1,294	1,195	1,697	1,195
Stock-based compensation	715	824	894	2,942	3,289

Total operating expenses	6,559	7,249	8,461	27,962	30,919

Loss from operations	(4,813)	(6,506)	(9,381)	(26,950)	(34,234)

Interest income and other, net	191	117	177	428	2,505

Loss from continuing operations, before income taxes	(4,622)	(6,389)	(9,204)	(26,522)	(31,729)

Income taxes benefit	(1,186)	(918)	(23)	(4,941)	(18)

Loss from continuing operations, after income taxes	(3,436)	(5,471)	(9,181)	(21,581)	(31,711)

Income (loss) from discontinued operations, after income taxes	(181)	12	2,392	7,038	12,605

Net Loss	$(3,617)	$(5,459)	$(6,789)	$(14,543)	$(19,106)

Earnings per share:
Basic and diluted earnings per share:
Loss from continuing operations, after income taxes	$(0.07)	$(0.12)	$(0.20)	$(0.47)	$(0.69)
Income (Loss) from discontinued operations, after income taxes	(0.01)	0.00	0.05	0.16	0.28

Net loss per share, basic and diluted	$(0.08)	$(0.12)	$(0.15)	$(0.31)	$(0.41)

Shares used in computing per share amounts:
Basic	46,443	46,376	46,142	46,378	46,098

Diluted	46,443	46,376	46,142	46,378	46,098

Allocation of restructuring and impairment charges for continuing operations:
Cost of consumer	—	—	43	62	43
Research and development	—	—	89	196	89
Sales and marketing	—	—	538	295	538
General and administrative	—	1,294	525	1,144	525

	—	1,294	1,195	1,697	1,195

Allocation of stock-based compensation for continuing operations:
Cost of consumer	34	31	48	134	138
Research and development	135	133	117	467	450
Sales and marketing	61	155	252	576	911
General and administrative	485	505	477	1,765	1,790

	715	824	894	2,942	3,289

Note 1: 2009 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Note 2: Amounts are reclassified to conform to current presentation from reviewed financial statements.

SUPPORT.COM

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended			Year Ended December 31,
	December 31, 2009	September 30, 2009	December 31, 2008	2009	2008
GAAP operating expenses from continuing operations	$6,559	$7,249	$8,461	$27,962	$30,919
Amortization of intangible assets	(52)	(42)	(42)	(177)	(112)
Acquisition expenses	(542)	—	—	(542)	—
Restructuring and impairment charges	—	(1,294)	(1,195)	(1,697)	(1,195)
Stock-based compensation	(715)	(824)	(894)	(2,942)	(3,289)

Non-GAAP costs and expenses from continuing operations	5,250	5,089	6,330	22,604	26,323

GAAP Income taxes benefit	(1,186)	(918)	(23)	(4,941)	(18)
Income tax impact of disposition of business unit	1,176	923	—	4,940	—

Non-GAAP income (loss) before income taxes from continuing operations	(10)	5	(23)	(1)	(18)

GAAP net loss from continuing operations	$(3,436)	$(5,471)	$(9,181)	$(21,581)	$(31,711)
Amortization of intangible assets	52	42	42	177	112
Acquisition expenses	542	—	—	542	—
Restructuring and impairment charges	—	1,294	1,195	1,697	1,195
Stock-based compensation	715	824	894	2,942	3,289
Income tax impact of disposition of business unit	(1,176)	(923)	—	(4,940)	—

Non-GAAP net loss from continuing operations	$(3,303)	$(4,234)	$(7,050)	$(21,163)	$(27,115)

Basic and diluted net loss per share
GAAP	$(0.07)	$(0.12)	$(0.20)	$(0.47)	$(0.69)
Non-GAAP	$(0.07)	$(0.09)	$(0.15)	$(0.46)	$(0.59)

Shares used in computing per share amounts (GAAP)
Basic	46,443	46,376	46,142	46,378	46,098
Diluted	46,443	46,376	46,142	46,378	46,098

Shares used in computing per share amounts (Non-GAAP)
Basic	46,443	46,376	46,142	46,378	46,098
Diluted	46,443	46,376	46,142	46,378	46,098

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, acquisition expenses, and the income tax impact of the disposition of a business unit on continuing operations from the GAAP financial results. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of this press release for more information on non-GAAP financial measures.

SUPPORT.COM

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2009(1)	September 30, 2009(1)	December 31, 2008(2)
	(unaudited)	(unaudited)	(audited)
Assets
Current assets:
Cash, cash equivalents and short-term investments	$80,034	$91,209	$72,090
Accounts receivable, net	3,190	2,584	2,113
Prepaid expenses and other current assets	1,284	1,273	1,128
Auction-rate securities put option	1,289	2,411	—
Current assets of discontinued operations	—	—	8,785

Total current assets	85,797	97,477	84,116

Long-term investments	3,444	3,267	15,766
Auction-rate security put option—long-term	—	—	7,148
Property and equipment, net	447	414	1,065
Goodwill	10,171	2,854	2,854
Purchased technologies, net	309	329	—
Intangible assets, net	1,450	292	417
Other assets	374	749	886
Long-term assets of discontinued operations	—	—	11,334

Total assets	$101,992	$105,382	$123,586

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable	$99	$135	$890
Accrued compensation	745	823	1,469
Other accrued liabilities	3,045	3,601	3,534
Deferred revenue	725	437	22
Current liabilities of discontinued operations	—	—	9,772

Total current liabilities	4,614	4,996	15,687

Other long-term liabilities	992	1,424	1,434
Long-term liabilities of discontinued operations	—	—	1,019

Total liabilities	$5,606	$6,420	$18,140

Stockholders’ equity:
Common stock	$5	$5	$5
Additional paid-in-capital	221,822	221,039	217,647
Accumulated other comprehensive loss	(1,233)	(1,492)	(2,541)
Accumulated deficit	(124,208)	(120,590)	(109,665)

Total stockholders’ equity	$96,386	$98,962	$105,446

Total liabilities and stockholders’ equity	$101,992	$105,382	$123,586

Note 1: 2009 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Note 2: Amounts are reclassified to conform to current presentation from audited financial statements.